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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                         Date of Report: March 23, 2005
                        (Date of earliest event reported)

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

             (Exact name of registrant as specified in its charter)

            Delaware                     0-25198                 36-3973627
 (State or other jurisdiction of       (Commission             (IRS Employer
         incorporation)                  File No.)          Identification No.)


                           11859 South Central Avenue
                              Alsip, Illinois 60803
                    (Address of Principal Executive Offices)

                                 (708) 293-4050
               (Registrant's telephone number including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

         On March 24, 2005, Mr. Arvin Scott resigned from his position as Chief Executive Officer and President of Universal Automotive Industries, Inc. (the "Company"), pursuant to a mutual agreement between the Company's board of directors and Mr. Scott. Mr. Scott remains on the Company's board of directors.

         On March 24, 2005, the Company appointed Mr. David Cesar to serve as its Chief Restructuring Officer. Mr. Cesar will be responsible for the oversight and implementation of the Company's restructuring efforts and will report directly to the Company's board of directors. Mr. Cesar is an employee of The Parkland Group, Inc., a turnaround specialist based in Cleveland, Ohio, engaged by the Company to assist it in its restructuring efforts.

         Mr. Cesar currently serves as a director of The Parkland Group, Inc. Since joining The Parkland Group in 2000, Mr. Cesar has been working with various manufacturing, distribution and repair firms, assisting them in improving their operational and financial operations. Prior to joining The Parkland Group, Mr. Cesar served as the Interim Chief Financial/Operations Officer of Flaherty Metals (a/k/a Brontel Bronze), a multi-plant bronze component manufacturer, where he oversaw all financial, manufacturing, and sales functions. Mr. Cesar received his BBA from Cleveland State and is a Certified Public Accountant.

         The Company does not have an employment agreement with Mr. Cesar. The Company has a retainer agreement with The Parkland Group, Inc. pursuant to which the Company pays The Parkland Group on an hourly fee basis for services provided.

ITEM 8.01  OTHER EVENTS.

         On March 24, 2005, the Company issued a press release announcing, among other things, the fact that it received notice of nonpayment with respect to its convertible term notes issued to Laurus Master Fund, Ltd., a secured lender on the Company's equipment, in the original principal amounts of $2,500,000 (issued in October, 2003) and $2,000,000 (issued in January, 2004), respectively. To date, Laurus has not elected to accelerate the indebtedness evidenced by the notes.

         A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit    Description
-------    -----------

99.1       Press Release of Universal Automotive Industries, Inc. dated
           March 24, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 29, 2005

                                        UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                                        By:    /s/ Robert W. Zimmer
                                               ---------------------------------
                                        Its:   Chief Financial Officer




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